UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
November 10, 2009
Date of Report (Date of earliest event reported)
ALTRA HOLDINGS, INC.
ALTRA INDUSTRIAL MOTION, INC.

(Exact name of registrant as specified in its charter)

Delaware Delaware	001-33209 333-124944	61-1478870 30-0283143

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Granite Street, Suite 201
Braintree, Massachusetts	02184

(Address of principal executive offices)	(Zip Code)
(781) 917-0600
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     On November 10, 2009, Altra Holdings, Inc. (“Altra Holdings”) issued a press release announcing the commencement of a cash tender offer for any and all of the outstanding 9% Senior Secured Notes due 2011 of Altra Industrial Motion, Inc.
     On November 11, 2009, Altra Holdings issued a press release announcing its intention to offer $200.0 million of senior secured notes due 2016, subject to market conditions.
     Copies of the press releases announcing the tender offer and the intention to offer notes are filed and attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated by reference.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits
99.1	Press Release of Altra Holdings, Inc. dated November 10, 2009.

99.2	Press Release of Altra Holdings, Inc. dated November 11, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Altra Holdings, Inc.
/s/ Glenn E. Deegan
Name:	Glenn E. Deegan
Title:	Vice President, Legal and Human Resources, General Counsel and Secretary

Date: November 12, 2009
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Altra Industrial Motion, Inc.
/s/ Glenn E. Deegan
Name:	Glenn E. Deegan
Title:	Vice President, Legal and Human Resources, General Counsel and Secretary

Date: November 12, 2009

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release of Altra Holdings, Inc. dated November 10, 2009.

99.2	Press Release of Altra Holdings, Inc. dated November 11, 2009.